UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

Mastech Digital, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-34099	26-2753540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway Building 210 Suite 400
Moon Township, Pennsylvania		15108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 787-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Mastech Digital, Inc. Stock Incentive Plan

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Mastech Digital, Inc. (the “Company”) held on May 13, 2026, the Company’s shareholders approved an amendment (the “Second Amendment”) to the Company’s Stock Incentive Plan, as amended and restated effective May 14, 2024 and further amended on May 14, 2025 (as amended, the “Plan”), to allow for the issuance of restricted stock units (“RSUs”).

A copy of the Second Amendment, as proposed at the Annual Meeting, was included as Exhibit A to the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), which Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 9, 2026, and is available at the SEC’s website at www.sec.gov, and a copy of the Plan, as in effect prior to shareholder approval of the Second Amendment at the Annual Meeting, was included as Exhibit B to the Proxy Statement. The terms and conditions of the Plan, as amended, and information pertaining to certain participants in the Plan, as amended, are described in detail in the Proxy Statement.

The foregoing description of the Second Amendment is qualified in its entirety by the terms of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2026, the Company held its Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the shareholders of the Company: (1) elected the two nominees for Class III directors, (2) approved the Second Amendment to allow for the issuance of restricted stock units (“RSUs”), and (3) approved the compensation of the Company’s named executive officers. Notwithstanding the vote required by the Company’s bylaws, Proposal 3 (an advisory vote on named executive officer compensation) is an advisory vote only and is not binding on the Company.

The final results of the votes regarding each proposal are set forth below.

Proposal 1 — Election to the Company’s Board of Directors of two (2) Class III directors to serve for three-year terms or until their respective successors shall have been elected and qualified:

Nominee	Votes For	Votes	Broker
		Withheld	Non-Votes
Arun Nayar	9,498,274	603,232	0
Srinivas Kandula	9,423,712	677,794	0

Proposal 2 — Approval of the Second Amendment to allow for the issuance of restricted stock units (“RSUs) under the Plan:

Votes For	Votes Against	Abstentions	Broker
			Non-Votes
9,377,383	721,473	2,650	0

Proposal 3 — A non-binding advisory vote on the compensation of the named executive officers of the Company:

Votes For	Votes Against	Abstentions	Broker
			Non-Votes
9,313,024	782,645	5,837	0

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amend to Mastech Digital, Inc. Stock Incentive Plan, as Amended and Restated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mastech Digital, Inc.

Date:	May 18, 2026	By:	/s/ Kannan Sugantharaman
Kannan Sugantharaman, Chief Financial & Operations Officer